LITMAN GREGORY FUNDS TRUST

(the “Trust”)

iMGP International Fund (the “Fund”)

Supplement dated December 31, 2025 to the Summary Prospectus of the Litman Gregory Funds Trust, dated

April 29, 2025

Notice to Existing and Prospective Shareholders:

Effective December 31, 2025, Jack Chee and Kiko Vallarta are no longer Portfolio Managers of the iMGP International Fund. All references to Mr. Chee and Mr. Vallarta with respect to the Fund are hereby removed from the Summary Prospectus. The Fund continues to be managed by iM Global Partner Fund Management, LLC and sub-advised by Harris Associates L.P. (“Harris”), Lazard Asset Management LLC, (“Lazard”), Zadig Asset Management S.A. (“Zadig”) and Polen Capital Management LLC. (“Polen”). David G. Herro, CFA of Harris, Jimmie Bork, CFA and Robin O. Jones of Lazard, Régis Bégué and Vincent Steenman of Zadig, and Todd Morris and Daniel Fields, CFA of Polen will continue to serve as portfolio managers of the Fund.

Please keep this Supplement with your Summary Prospectus.